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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 13, 2000


                               DOVER CORPORATION
             (Exact name of registrant as specified in its charter)



     STATE OF DELAWARE                   1-4018                   53-0257888
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)



     280 Park Avenue, New York, NY                                      10017
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (212) 922-1640

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Item 9.   Regulation FD Disclosure

     On November 13, 2000, the Company is making a presentation in New York City to a large group of institutional holders and analysts. During this presentation, a number of the Company's executive officers, independent subsidiary officers and certain operating company Presidents are making individual presentations regarding the Company and certain of its segments and individual operating businesses. The presentation materials are being furnished as an Exhibit with this Report. The materials are also available on the Company's website, http://www.dovercorporation.com, in the section marked "Presentations", where they will remain available for approximately 30 days.

     While the Company does not believe that the presentation includes any previously non-public material information, the Company has elected to furnish this information in this Report and make the information available on its website to the general investing public.

     To facilitate the Company's electronic submission of this Report, forty-four (44) slides from the presentation materials containing incidental presentation headings and subheadings, operating company logos, product pictures and plant photographs have been omitted. The full set of slides is available on the Company's website noted above.

     Certain statements made in this Report (including the Exhibit) may be "forward looking" statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. "Forwarding looking" statements are subject to inherent uncertainties and risks including, among other things: increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, this Report (including the Exhibit) may contain information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to its accuracy or reliability.

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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

     The following Exhibits are furnished as part of Item 9 of the Report:

99.1 Materials used at a Company investor relations presentation, November 13, 2000.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOVER CORPORATION
                                           (Registrant)

Date: November 13, 2000                 By /s/ Robert G. Kuhbach
                                           -------------------------------------
                                           Robert G. Kuhbach, Vice President,
                                           General Counsel & Secretary


                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
       99.1         Materials used at a Company investor relations
                    presentation, November 13, 2000.

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